Exhibit 99.2

Execution Version

INDUCEMENT AGREEMENT

THIS INDUCEMENT AGREEMENT (the “Agreement”) is made as of this 14th day of November, 2011, by and among The First Marblehead Corporation, a Delaware corporation (“Assignor”), First Marblehead Education Resources, Inc., a Delaware corporation (together with Assignor, the “FMC Parties”), VCG Owners Trust, a Delaware statutory trust (“Owner”), and VCG Securities LLC, a Florida limited liability company (together with Owner, the “VCG Parties”).

WHEREAS, the FMC Parties and VCG Special Opportunities Master Fund Limited, a Jersey Islands limited company (“Assignee”), are entering into that certain Purchase and Assignment Agreement as of even date herewith (the “Purchase Agreement”)

WHEREAS, the FMC Parties and the VCG Parties entered into that certain Asset Services Agreement as of March 31, 2009 (the “Asset Services Agreement”);

WHEREAS, the Assignor and the NCSLT Trusts (as defined herein) entered into those certain Structuring Advisory Agreements set forth on Schedule A to the Purchase Agreement (collectively, the “Structuring Advisory Agreements”);

WHEREAS, pursuant to the Purchase Agreement, each of the FMC Parties is selling to Assignee, and Assignee is purchasing from each of the FMC Parties, all of its respective right, title and interest in and to the Asset Services Agreement, including without limitation its rights to receive the Advisory Fee (as defined in the Asset Services Agreement) payable under Section 5 of the Asset Services Agreement, including any accrued and unpaid Advisory Fee, on the terms and conditions set forth in the Purchase Agreement; and Assignor is selling to Assignee, and Assignee is purchasing from Assignor, all right, title and interest of Assignor in and to each of the Structuring Advisory Agreements, including without limitation its rights to receive each of the Structuring Advisory Fees (as defined in each of the Structuring Advisory Agreements) payable to Assignor under each of the Structuring Advisory Agreements, including any accrued and unpaid Structuring Advisory Fee and any interest accrued and payable thereon as provided in each of the Structuring Advisory Agreements, on the terms and conditions set forth in the Purchase Agreement; and

WHEREAS, to induce the FMC Parties to enter into the Purchase Agreement, the VCG Parties are agreeing to make certain representations, warranties, covenants and indemnities on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, and other good and valuable consideration, it is hereby agreed as follows:

1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings indicated below:

1.1

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, interest, costs, liabilities, obligations, taxes, liens, losses, amounts paid in settlement, and expenses and fees, including court costs, reasonable attorneys’ fees and expenses related thereto.

1.2	“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with the Person specified. A Person shall be deemed to control another Person if the controlling Person owns 50% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

1.3	“Agreement” has the meaning set forth in the preamble.

1.4	“Asset Services Agreement” has the meaning set forth in the preamble.

1.5	“Assignee” has the meaning set forth in the preamble.

1.6	“Assignor” has the meaning set forth in the preamble.

1.7	“Closing Date” means November 14, 2011.

1.8	“Data Sharing and License Agreement” means that certain Data Sharing and License Agreement dated as of March 31, 2009 by and between Assignor and Owner.

1.9	“FMC Parties” has the meaning set forth in the preamble.

1.10	“Indemnified Parties” has the meaning set forth in Section 5.3 herein.

1.11	“Indemnifying Party” has the meaning set forth in Section 5.3 herein.

1.12	“Knowledge” means actual knowledge without independent investigation.

1.13	“Lien” means any pledge, lien, encumbrance, charge or other security interest.

1.14	“NCSLT Trusts” means (a) The National Collegiate Student Loan Trust 2003-1; (b) The National Collegiate Student Loan Trust 2004-1; (c) The National Collegiate Student Loan Trust 2004-2; (d) The National Collegiate Student Loan Trust 2005-1; (e) The National Collegiate Student Loan Trust 2005-2; (f) The National Collegiate Student Loan Trust 2005-3; (g) The National Collegiate Student Loan Trust 2006-1; (h) The National Collegiate Student Loan Trust 2006-2; (i) The National Collegiate Student Loan Trust 2006-3; (j) The National Collegiate Student Loan Trust 2006-4; (k) The National Collegiate Student Loan Trust 2007-1; (l) The National Collegiate Student Loan Trust 2007-2; (m) The National Collegiate Student Loan Trust 2007-3; (n) The National Collegiate Student Loan Trust 2007-4 and (o) The National Collegiate Master Student Loan Trust I.

1.15	“Owner” has the meaning set forth in the preamble.

1.16	“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity or a governmental entity (or any department, agency or political subdivision thereof).

1.17	“Purchase Agreement” has the meaning set forth in the preamble.

1.18	“Structuring Advisory Agreements” has the meaning set forth in the preamble.

1.19	“Survival Period” means the period from and including the Closing Date to and including December 31, 2012.

1.20	“VCG Parties” has the meaning set forth in the preamble.

2. ASSUMPTION OF DUTIES UNDER ASSET SERVICES AGREEMENT.

2.1	Pursuant to Section 2 of the Purchase Agreement, Assignee is assuming all duties, obligations and liabilities of the FMC Parties under the Asset Services Agreement, including without limitation all duties and obligations of the FMC Parties to provide advisory and other services to Owner, as described in Section 2 of the Asset Services Agreement. Each of the VCG Parties hereby confirms that it accepts the assignment by the FMC Parties provided by the Purchase Agreement and the assumption of the duties, obligations and liabilities of the FMC Parties by the Assignee.

2.2	It is the intention of the FMC Parties and of each of the VCG Parties that each of the assignments described in Section 2 of the Purchase Agreement constitutes an absolute sale of all right, title and interest of the FMC Parties, as applicable, in and to the Asset Services Agreement and each of the Structuring Advisory Agreements and the fees and other compensation described therein, conveying good title to such agreements, fees and other compensation, free and clear of any Lien.

3. CONDITIONS.

3.1	Conditions to Obligations of the FMC Parties. The obligations of the FMC Parties to make the sales and assignments as set forth in Section 2 of the Purchase Agreement are subject to the satisfaction or waiver of the following additional conditions on or prior to the Closing Date:

(a)	Delivery of Certificates of Good Standing. Each of the VCG Parties shall have delivered to Assignor a certificate of good standing, certified by the appropriate governmental officer in its jurisdiction of incorporation.

(b)

Delivery of Secretary’s Certificates. Each the VCG Parties shall have delivered to Assignor a certificate, signed by the Secretary thereof, certifying as to (i) its certificate of formation, certificate of trust or other charter document, as applicable, (ii) its limited liability company agreement, trust agreement, bylaws or other organizational documents, as applicable, (iii)

resolutions authorizing its performance of the transactions contemplated hereby and (iv) incumbency of certain of its officers, and attaching such documents thereto.

(c)	Representations and Warranties True. The representations and warranties of each of the VCG Parties contained in Section 4 shall be true and correct on the Closing Date, and each of the VCG Parties shall have performed on or prior to the Closing Date all obligations to be performed by each of the VCG Parties under this Agreement on or prior to the Closing Date.

(d)	Legal Opinions. Legal counsel to the VCG Parties shall have delivered legal opinions as reasonably requested by the FMC Parties, such opinions in form and substance reasonably satisfactory to the FMC Parties and their counsel, including opinions as to the due authorization, execution and delivery of the transaction documents, non-contravention of the transaction documents with any other agreements or constituent documents of either of the VCG Parties and the enforceability of the transaction documents, as applicable, against the VCG Parties.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF VCG PARTIES. The VCG Parties hereby jointly and severally make the following representations, warranties and covenants to each of the FMC Parties, which representations, warranties and covenants each of the FMC Parties shall be deemed to have relied upon in entering into and performing the Purchase Agreement:

4.1	Assignee is a Jersey Islands limited company, duly organized, validly existing and in good standing under the laws of the Jersey Islands. VCG Securities LLC is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Florida. Owner is a Delaware statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

4.2	There are no actions, suits, proceedings or investigations pending or, to the Knowledge of any of Assignee or the VCG Parties, threatened, against Assignee or either of the VCG Parties before any governmental authority having jurisdiction over Assignee or either of the VCG Parties or any of their respective properties: (a) asserting the invalidity of the Purchase Agreement, this Agreement or any of the other related transaction documents or (b) seeking to prevent the consummation of any of the transactions contemplated by the Purchase Agreement, this Agreement or any of the other related transaction documents.

4.3

No consent, approval, authorization or order of any court, governmental agency or other body, third party, members, beneficial owners or shareholders relating to the execution, delivery and performance of the Purchase Agreement, this Agreement and the transactions contemplated thereby and hereby, and the sales and assignments to Assignee described in Section 2 of the Purchase Agreement, is required as to any of

Assignee or the VCG Parties or, if required, such consent, approval, authorization, or order has been obtained.

4.4	Assignee and each of the VCG Parties has the full legal right and power and all company, limited liability company or trust authority, as applicable, and approval required to enter into, execute and deliver the Purchase Agreement and this Agreement, as applicable, and to perform fully its respective obligations thereunder and hereunder. Each of the Purchase Agreement and this Agreement has been duly authorized, executed and delivered by Assignee and each of the VCG Parties, as applicable, and is the valid and binding obligation of Assignee and of each the VCG Parties enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity). The execution and delivery of the Purchase Agreement and this Agreement and the consummation by Assignee and each of the VCG Parties of the transactions contemplated thereby and hereby will not, to the Knowledge of each of the VCG Parties, conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under or a violation of, any statute, regulation, order, judgment or decree applicable to any of Assignee or the VCG Parties, or any instrument, contract or other agreement to which any of Assignee or the VCG Parties is a party, or any instrument, contract or other agreement to which any of Assignee or the VCG Parties may be bound or subject.

4.5	In further consideration of the sales and assignments to Assignee described in Section 2 of the Purchase Agreement, each of the VCG Parties hereby agrees and covenants that it (a) shall not terminate the Data Sharing and License Agreement for any reason other than in accordance with Section 3 thereof, including giving effect to any applicable cure period provided therein and (b) shall not cause the removal of First Marblehead Data Services, Inc. as administrator of the NCSLT Trusts without the prior written consent of Assignor, except to the extent required by the indenture trustee under any of the indentures or under any of the administration agreements to which any of the NCSLT Trusts is a party.

4.6	All of the representations, warranties and covenants made by each of the VCG Parties in this Section 4 shall survive for the Survival Period. The covenants made by each of the VCG Parties in Section 4.5 shall survive beyond the Survival Period in perpetuity.

5. REMEDIES FOR BREACH OF THIS AGREEMENT.

5.1	Breach by Assignee and/or the VCG Parties. In the event Assignee breaches any of its respective representations, warranties or covenants contained in the Purchase Agreement or either of the VCG Parties breaches any of its respective representations, warranties or covenants contained in Section 4 herein or its covenants contained in this Section 5 and, provided that either of the FMC Parties makes a written claim for indemnification against any of Assignee or the VCG Parties within the Survival Period (or beyond the Survival Period, in the case of a claim for breach of Section 4.5 hereof), then the VCG Parties shall jointly and severally indemnify, defend and hold harmless the FMC Parties and their respective officers, directors, shareholders, employees and agents to the fullest extent lawful from and against any Adverse Consequences any of them shall sustain or incur arising out of or resulting from the breach. Assignee shall not have any obligation whatsoever under this Agreement to indemnify, defend or hold harmless the FMC Parties against any Adverse Consequences resulting from a breach by either of the VCG Parties of any of their respective representations, warranties or covenants contained in Section 4 herein or their respective covenants contained in this Section 5.

5.2	A party obligated to provide indemnification under this Section 5 (an “Indemnifying Party”) shall reimburse the indemnified parties of the other party (the “Indemnified Parties”) for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) (a) as such expenses are incurred by an Indemnified Party in connection with investigating, preparing to defend or defending any action, suit, claim or proceeding (including any inquiry or investigation) related to the breach by the Indemnifying Party of any representation, warranty or covenant contained in this Agreement; provided that the Indemnified Parties shall submit invoices to the Indemnifying Party within 15 days of receipt from any third parties providing services to the Indemnified Parties in connection with such defense; provided further that the maximum payment for each calendar month during which the Indemnified Parties are entitled to reimbursements hereunder shall be Fifty Thousand Dollars ($50,000) with any unused amounts to be applicable for expenses in subsequent months and any amounts remaining thereafter to be reimbursed by the Indemnifying Party following final disposition of any such action, suit, claim or proceeding and (b) following final disposition of any other such action, suit, claim or proceeding. If an Indemnified Party makes a claim under this Section 5 for payment or reimbursement of expenses, such expenses shall be paid or reimbursed promptly upon receipt of appropriate documentation relating thereto even if the Indemnifying Party reserves the right to dispute whether this Agreement requires the payment or reimbursement of such expenses.

5.3

An Indemnified Party shall give written notice to the Indemnifying Party of any claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to a claim for indemnification; provided that prior to the expiration of the Survival Period, the failure of any Indemnified Party to give notice as provided herein with regard to a claim shall not relieve the Indemnifying Party of its obligations under this Section 5 unless and to the extent that the Indemnifying Party shall have been materially prejudiced by the failure of such Indemnified Party to notify such party. Such notice shall describe in reasonable detail such claim.

5.4	In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnifying Party shall have the obligation to defend the Indemnified Party by appropriate proceedings, which proceedings shall be promptly settled or prosecuted by the Indemnifying Party to a final conclusion, and using counsel reasonably satisfactory to the Indemnified Parties. An Indemnified Party shall be entitled to hire, at its own expense (subject to Section 5.5 hereof), separate counsel and participate in the defense thereof. Upon receipt of notice from the Indemnifying Party to any Indemnified Party confirming its assumption of the defense of such action, suit, claim or proceeding, and approval by such Indemnified Party of such counsel, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (a) the Indemnified Party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with Section 5.5 hereof, (b) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (c) the Indemnifying Party shall have authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party.

5.5	If the defendants in any action, suit, claim or proceeding include both the Indemnifying Party and one or more Indemnified Party, and one or more Indemnified Party shall reasonably have concluded that there may be legal defenses available to it or them that are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Indemnified Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Indemnified Parties, in which case the Indemnifying Party shall be liable for any fees and out-of-pocket expenses reasonably incurred by such Indemnified Party in connection therewith.

5.6	If the Indemnifying Party conducts the defense of any claim, all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including without limitation any court papers, filings or other litigation documents) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate reasonably in the defense or prosecution of such claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

5.7	No Indemnifying Party shall be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The Indemnifying Party further agrees that it will not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification may be sought hereunder unless such settlement or compromise includes an unconditional release of each Indemnified Party from all liability arising out of such action, suit, claim or proceeding.

5.8	The obligations of the Indemnifying Party under this Section 5 to indemnify the Indemnified Parties, and the Indemnified Parties’ rights to make a claim against the Indemnifying Party for indemnification under this Section 5, shall terminate on December 31, 2012; provided that notwithstanding anything to the contrary in this Section 5, the obligations of the VCG Parties to indemnify each of the FMC Parties, and the FMC Parties’ rights to make a claim against the VCG Parties for indemnification, for breaches of the covenants contained in Section 4.5 hereof shall survive the Closing Date in perpetuity. Notwithstanding the foregoing, any obligation to indemnify, defend and hold harmless pursuant to this Section 5 shall not terminate with respect to any item as to which any Indemnified Party shall have, prior to the expiration of the Survival Period, previously made a bona fide claim by delivering notice of such claim to the Indemnifying Party in accordance with this Section 5 until final resolution of such claim.

5.9	The indemnity contained in this Section 5 shall be the sole and exclusive monetary remedy of Indemnified Parties for any inaccuracy of any representation or warranty or any other breach of any covenant or agreement contained in this Agreement; provided that (a) nothing herein shall limit in any way any such parties’ remedies in respect of fraud by the other party in connection with the transactions contemplated hereby and (b) nothing herein shall limit in any way the rights of the FMC Parties to indemnification pursuant to Section 6 of the Purchase Agreement. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any lost profits, consequential damages or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof (unless arising from a claim by a third party). The Indemnifying Party consents to personal jurisdiction, service and venue in any court in the continental United States in which any claim subject to this Agreement is brought against any Indemnified Party.

5.10	This Section 5 shall survive any termination or expiration of this Agreement.

6. NOTICES. All notices, demands and other communications which may be or are required to be given hereunder or with respect hereto shall be in writing and shall be deemed given (a) two (2) business days following the date when mailed, postage prepaid, by certified mail, return receipt requested, or (b) one (1) business day following the date when delivered by overnight courier service addressed to the VCG Parties or the FMC Parties at its address as set forth on the signature page of this Agreement or to such other address as a party may designate hereafter by written notice to the other parties.

7. MISCELLANEOUS.

7.1	Covenant of Further Assurances. The parties hereto covenant and agree that they shall execute and deliver any and all additional writings, instruments and other documents and shall take such further action as shall be reasonably required in order to effectuate the intent, terms and purposes of this Agreement and the Purchase Agreement.

7.2	Expenses. Each of the parties hereto shall pay its own expenses incurred in connection with the negotiation, preparation and execution of this Agreement and any other documents prepared in connection with the transactions contemplated herein and in the Purchase Agreement.

7.3	Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto, to their respective legal representatives, heirs, executors, administrators, successors and assigns, and to each of the Persons to whom indemnification obligations are payable pursuant to Section 5 hereof.

7.4	Amendments and Waivers. This Agreement (including the schedule and exhibits attached hereto) may be amended or waived only by a writing signed by all parties hereto, and such waiver shall be effective only in the specific instance and for the specific purpose for which given.

7.5

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without giving effect to conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law). EACH OF THE FMC PARTIES AND THE VCG PARTIES IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT, OR IN ANY OTHER COURT OF COMPETENT JURISDICTION WITHIN THE UNITED STATES; (C) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (D) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY

THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

7.6	General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)	the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)	accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)	references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs, and other subdivisions of this Agreement;

(d)	a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)	the words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)	the term “include” or “including” shall mean without limitation by reason of enumeration.

7.7	Execution in Counterparts. This Agreement may be executed in counterparts and delivered by facsimile or pdf electronic transmission, each of which shall be deemed to be an original and all of which when taken together shall be deemed to be one and the same instrument.

7.8	Entire Agreement. This Agreement (including the documents referred to herein including without limitation the Purchase Agreement) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof.

7.9	Survival. The representations and warranties and covenants of the VCG Parties in Section 4 herein, including without limitation Section 4.5 hereof, and the covenants of the parties in Section 5 herein shall survive the Closing Date and consummation of the transactions described in the Purchase Agreement and in this Agreement to the extent and for the periods set forth in this Agreement. The provisions set forth in Section 6 and this Section 7 shall survive the Closing Date and the consummation of the transactions described in this Agreement in perpetuity.

7.10	Section Headings. The section headings contained herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

7.11	Severability. Any section, clause, sentence, provision, subparagraph or paragraph of this Agreement held by a court of competent jurisdiction to be invalid, illegal, unenforceable or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but the effect thereof shall be confined to the section, clause, sentence, provision, subparagraph or paragraph so held to be invalid, illegal, unenforceable or ineffective.

7.12	Confidentiality and Disclosure. The terms and conditions of any prior confidentiality agreement between or among any of the parties to this Agreement shall apply to this Agreement and to the Purchase Agreement and to the transactions contemplated hereby and thereby and shall continue in full force and effect. No party to this Agreement or to the Purchase Agreement shall make, or cause to be made, any press release or public announcement regarding this Agreement or the Purchase Agreement or any transactions contemplated hereby or thereby, or otherwise communicate with news media without the prior written consent of the other parties, except as may be otherwise required by applicable law or regulation, or by any authorized administrative or governmental agency, including without limitation the rules of the Securities and Exchange Commission as applicable to the Assignor. The parties shall cooperate as to the timing and contents of any such press releases or public announcements. The VCG Parties shall cause the Assignee to comply with the terms of this Section 7.12 as if Assignee was bound hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Inducement Agreement the day and year first above written.

THE VCG PARTIES:

VCG OWNERS TRUST

By:	VCG Securities LLC

By:	/s/ Donald S. Uderitz
Name:	Donald S. Uderitz
Title:	Chief Executive Officer
Address:	VCG Owners Trust
407 SE 1st Street
Delray Beach, FL 33483

VCG SECURITIES LLC

By:	/s/ Donald S. Uderitz
Name:	Donald S. Uderitz
Title:	Chief Executive Officer
Address:	VCG Securities LLC
407 SE 1st Street
Delray Beach, FL 33483

FMC PARTIES:

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Gary F. Santo, Jr.
Gary F. Santo, Jr.
Managing Director

Address:	The First Marblehead Corporation
The Prudential Tower
800 Boylston Street - 34th Floor
Boston, MA 02199-8157
Attn: Corporate Law Department

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Kenneth Klipper
Kenneth Klipper
Treasurer

Address:	The First Marblehead Corporation
The Prudential Tower
800 Boylston Street - 34th Floor
Boston, MA 02199-8157
Attn: Corporate Law Department